UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Exhibit 1.1

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D96434-P85798 INNOVATIVE SOLUTIONS AND SUPPORT, INC. 2023 Annual Meeting Vote by April 12, 2023 11:59 PM ET BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O INNOVATIVE SOLUTIONS AND SUPPORT, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in INNOVATIVE SOLUTIONS AND SUPPORT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 13, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 13, 2023 10:00 a.m. local time Virtually at: www.virtualshareholdermeeting.com/ISSC2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D96435-P85798 3 Years 2. Election of each of Messrs. Shahram Askarpour, Winston J. Churchill, Roger A. Carolin, Glen R. Bressner, Stephen L. Belland and Parizad Olver (Parchi) as directors of the Company for a term of one year. 2b. Winston J. Churchill 2c. Roger A. Carolin 2a. Shahram Askarpour 2d. Glen R. Bressner 2e. Stephen L. Belland 2f. Parizad Olver (Parchi) 1. To approve an amendment to the Amended and Restated Articles of Incorporation of the Company (the “Charter”) in order to amend and restate Section (B)(1)(b) of Article FOUR of the Charter so as to use a majority, rather than super majority, voting standard and to reduce the list of actions for which a shareholder vote is required; 3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023; 4. An advisory (non-binding) vote on the frequency of the say-on-pay vote with respect to compensation of the Company’s named executive officers; 6. To transact any other business that may properly come before the meeting. For For For For For For For For For 5. An advisory (non-binding) vote on named executive officer compensation as disclosed in the Proxy Statement; and

YOUR VOTE IS IMPORTANT! VOTE BY APRIL 12, 2023 SAMPLE-EPN

YOUR VOTE IS IMPORTANT! VOTE BY APRIL 12, 2023 P85667-EPB

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23